Exhibit 10.2

AMENDMENT TO AGREEMENT

AND PLAN OF MERGER

This Amendment (“Amendment”) to Agreement and Plan of Merger dated as of March 10, 2008 among Feris International, Inc., a Nevada corporation, (“Feris”), Feris Merger Sub, Inc. (“Merger Sub”) and Patty Linson, on the one hand; and Pro Sports & Entertainment, Inc. (the “Company”), on the other hand, is made with reference to the following:

A. The parties to this Amendment (the “Parties”) entered into an Agreement and Plan of Merger dated as of August 20, 2007 (the “Merger Agreement”).

B. The Parties with to amend the Merger Agreement to change the number of shares being issued to the shareholders of the Company

NOW THEREFORE, the Parties hereby amend the Merger Agreement as follows:

1. Section 2.6(a) is hereby amended by changing “53,146,359” for “36,000,000” and “90%” for “85.22%” and deleting the word “possible” before “conversion.”

2. Section 4.2 is hereby amended by deleting the phrase “except for the Convertible Note which Note may be convertible into 6,000,000 shares of the Common Stock of Feris.”

3. Section 3.2(a) is hereby amended by changing “thirteen million three hundred and eighty four thousand three hundred and fifty nine (13,384,359)” to “thirteen million eight hundred and eighty three thousand and forty three (13,883,043).”

4. Section 8.7 is hereby amended by changing “6,000,000” to “5,836,651.”

5. There shall be added to Article VII a new Section 8.12 as follows:

8.12 Cancellation of Shares. 84,000 shares of the outstanding shares of Feris shall have been cancelled.

6. In all other respects, the Merger Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.

Feris International, Inc. a Nevada Corporation

By:
Name: Patty Linson
Title: President

Feris Merger Sub, Inc. a California Corporation

By:
Name: Patty Linson
Title: President

Pro Sports and Entertainment, Inc., a California Corporation

By:
Name: Paul Feller
Title: President & Chief Executive Officer

Patty Linson